CERTIFICATION UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002

     In connection with the semiannual reports of Evergreen International Trust (the "Registrant") on Form N-CSR for the period ended April 30, 2003, as filed with the Securities and Exchange Commission (the "Reports"), I, Carol
     A. Kosel, Principal Financial Officer of Evergreen International Trust, hereby certify, pursuant to Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;


     2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the Registrant.

     Date:






     Carol A. Kosel, Treasurer
     Principal Financial Officer
     Evergreen International Trust

     A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

     CERTIFICATION UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002

     In connection with the semiannual reports of Evergreen International Trust (the "Registrant") on Form N-CSR for the period ended April 30, 2003, as filed with the Securities and Exchange Commission (the "Reports"), I, Dennis H. Ferro, Principal Executive Officer of Evergreen International Trust, hereby certify, pursuant to Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;


     2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the Registrant.

     Date:






     Dennis H. Ferro, President
     Principal Executive Officer
     Evergreen International Trust

     A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.